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EXHIBIT NO. 10.32

                         AMENDMENT NUMBER FOUR TO SECOND
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  This Amendment Number Four To Second Amended and Restated Loan and Security Agreement ("Amendment") is entered into as of May 30, 2000, by and between CONGRESS FINANCIAL CORPORATION (WESTERN), a California corporation ("Congress"), on the one hand, and SENSORY SCIENCE CORPORATION a Delaware corporation (aka Go-Video, Inc.) ("Sensory"), and CALIFORNIA AUDIO LABS, LLC, a California limited liability company ("Cal-Audio", together with Sensory, each a "Borrower" and collectively the, "Borrowers") on the other hand, in light of the following:

                  FACT ONE: Borrowers and Congress have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 19, 1998, (as amended from time to time, the "Agreement").

                  FACT TWO: Borrowers and Congress desire to further amend the Agreement as provided for and on the conditions herein.

                  NOW, THEREFORE, Borrowers and Congress hereby amend and supplement the Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

                  2. AMENDMENTS.

                           3.(i)    The definition of "Interest Rate" in Section
1.21 of the Agreement is amended in its entirety to read as follows:

                           "Interest Rate" shall mean, effective as of May 30, 2000: as to Prime Rate Loans, a rate of 0.50% per annum (or 2.50% pre annum with respect to the portion of Prime Rate Loans consisting of Bridge Loans) in excess of the Prime Rate and, as to Eurodollar Rate Loans, a rate of 2.75% per annum (or 3.00% per annum at any time when Sensory's consolidated pre-tax net income (as determined by GAAP) for the most recently completed fiscal year is less than $1,500,000) in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrowers as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrowers for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrowers); provided, that, the Interest Rate shall mean the rate of 2.50% per annum (or 4.50% per annum with respect to the portion of Prime


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                           Rate Loans consisting of Bridge Loans) in excess of
                           the Prime Rate, and the rate of 5.00% per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice, (a) for the period (i) from and after the date of termination or non-renewal hereof until Lender has received full and final payment of all obligations (notwithstanding entry of a judgment against either Borrower) and (ii) from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Lender, and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrowers under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

                           (ii) The definition of "Loans" in Section 1.27 of
the Agreement is amended in its entirety to read as follows:

                           "Loans" means the Revolving Loans (including the Bridge Loans)."

                           (iii) The following definitions are added to Section
1 of the Agreement:

                           "Bridge Loans", means those Loans advanced pursuant to Section 2.1(iv).

                           "Bridge Limit", means $1,500,000 beginning on May 30, 2000 through and including August 31, 2000; $1,000,000 beginning on September 1, 2000 through and including October 31, 2000; and $0 at all times after October 31, 2000."

                           "Bridge Period" means the period beginning on May 30, 2000 through and including October 31, 2000."

                           (iv) Paragraph (a) of Section 2.1 of the Agreement is
hereby amended in its entirety to read as follows:

                                    "Subject to, and upon the terms and
                  conditions contained herein, Lender agrees to make Loans to Borrowers from time to time in amounts requested by Borrowers up to the amount equal to the sum of:

                                    (i)  eighty (80%) percent of the Net Amount
                  of Eligible Accounts, plus

                                    (ii) the least of: (A) the Applicable
                  Inventory Advance Rate times the Value of Eligible Inventory, or (B) 80% of the Orderly Liquidation Value of such Eligible Inventory, or (C) the amount equal to: (1) $15,000,000, minus
                  (2) the aggregate Inventory Letter of Credit Reserve amount for all outstanding Letter of Credit Accommodations, plus





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                                    (iii) so long as Sensory's consolidated
                  pre-tax net income (as determined by GAAP) for the most recently completed fiscal year was not less than $1,500,000, an amount equal to the lesser of: (A) (y) (i) 10% (from and including October 1 of each year through and including January 14 of the following year), (ii) 5% (from and including January 15 of each year through and including January 31 of such year), or (iii) at all other times, zero (0) times (z) the Net Amount of Eligible Accounts; or (B) $2,000,000; plus

                                    (iv) up to the Bridge Limit; provided,
however, that Loans will only be made under this clause (d) during the Bridge Period, less;

                                    (v)     any Availability Reserves.

                  In no event shall there be more than: (1) $9,000,000 advanced at any one time against Eligible Inventory that is in transit to Borrowers; (2) $15,000,000 in the aggregate of advances at any one time against Eligible Inventory and outstanding Letter of Credit Accommodations; (3) $1,500,000 of advances at any one time against Eligible Accounts and Eligible Inventory of Cal-Audio; (4) $750,000 of advances at any one time against Eligible Inventory of Cal-Audio; or (5) $600,000 of advances at any one time against Eligible Inventory of Sensory's Security Products division carrying the "Go-Video" or "GVI" brands."

                           (v)      The last sentence of Section 3.1(b) of the
Agreement is amended in its entirety to read as follows:

                  "Notwithstanding anything to the contrary contained herein,
                  (x) Prime Rate Loans consisting of Bridge Loans shall not be eligible for conversion to Eurodollar Rate Loans and (y) Lender and Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans."

                  4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to Congress that all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

                  5. NO DEFAULTS. Borrowers hereby affirm to Congress that no Event of Default has occurred and is continuing as of the date hereof.

                  6. CONDITION PRECEDENT.   The effectiveness of this Amendment
is expressly conditioned upon receipt by Congress of an executed copy of this Amendment.


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                  7. COSTS AND EXPENSES. Borrowers shall pay to Congress all of
Congress's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

                  8. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                             CONGRESS FINANCIAL CORPORATION
                             (WESTERN), a California corporation


                             By: /s/ Bruce Laughton
                                 -------------------------------------
                             Title: Vice President
                                    -------------------------------------

                             SENSORY SCIENCE CORPORATION, a
                             Delaware corporation (fka Go-Video, Inc.)


                            By: /s/ Thomas E. Linnen
                                -------------------------------------
                            Title: Executive Vice President and CFO
                                   -------------------------------------

                            CALIFORNIA AUDIO LABS, LLC,
                            a California limited liability company


                            By: /s/ Thomas E. Linnen
                                -------------------------------------
                            Title: Executive Vice President and CFO
                                   -------------------------------------





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                           REAFFIRMATION OF GUARANTEE


         Each of the undersigned has executed the Guarantee, dated August 19, 1998 (the "Guarantee") in favor of Congress Financial Corporation (Western), a California corporation ("Congress") respecting the obligations of Sensory Science Corporation, a Delaware corporation (fka Go-Video, Inc.) ("Sensory"), and California Audio Labs, LLC, a California limited liability company ("Cal Audio" together with Sensory, collectively the "Borrower") owing to Congress. Each undersigned acknowledges the terms of Amendment Number Four to Second Amended and Restated Loan and Security Agreement, dated December May 30, 2000, and reaffirms and agrees that (a) the Guarantee remains in full force and effect, (b) nothing in such Guarantee obligates Congress to notify the undersigned of any changes in the financial accommodations made available to Borrower or to seek reaffirmations of the Guarantee and (c) no requirement to so notify the undersigned or to seek reaffirmations in the future shall be implied by the execution of the reaffirmation.



                                        SENSORY SCIENCE CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Thomas E. Linnen
                                            -----------------------
                                        Name:  Thomas E. Linnen
                                        Title:  Executive Vice President and CFO

                                        CALIFORNIA AUDIO LABS, LLC,
                                        a California limited liability company


                                        By: /s/ Thomas E. Linnen
                                           -------------------------------------
                                        Name: Thomas E. Linnen
                                             ----------------------------------
                                        Title: Executive Vice President and CFO
                                              ----------------------------------

Dated:   May 30, 2000



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